SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Sections 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 12, 2003
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                      FRESENIUS MEDICAL CARE HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


                                    New York
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                 (State or other jurisdiction of incorporation)


             1-3720                                  13-3461988
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     (Commission File Number              (IRS Employer Identification No.)


          95 Hayden Avenue Lexington, Massachusetts             02420
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          (Address or principal executive offices)           (Zip Code)

       Registrant's telephone number, including area codes: (781) 402-9000
                                                            --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events

         On February 12, 2003, Fresenius Medical Care AG (the "Company"), the parent corporation of Fresenius Medical Care Holdings, Inc., announced the execution of a definitive agreement for the settlement of all fraudulent conveyance and other claims related to the Company that arise out of the bankruptcy of W.R. Grace & Co. A copy of the Company's announcement is annexed as an exhibit to this Report.

ITEM 7.  Financial Statements and Exhibits

         Exhibit 99.1      Press Release dated February 12, 2003


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       FRESENIUS MEDICAL CARE
                                       HOLDINGS, INC.


                                       /s/ BEN LIPPS
                                       -----------------------------------------
DATE: February 12, 2003                Name:  Ben J. Lipps
                                       Title: Chief Executive Officer


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